Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 to the quarterly report of Solar Power, Inc. (the “Company”) on Form 10-Q/A for the period ended September 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Stephen C. Kircher, Chief Executive Officer and James R. Pekarsky, Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 16, 2012	/s/ Stephen C. Kircher
Stephen C. Kircher,
Chief Executive Officer
(Principal Executive Officer)

/s/ James R. Pekarsky
James R. Pekarsky,
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)